Harding, Loevner Funds, Inc.

Supplement dated January 30, 2025 to the

Summary Prospectus for International Carbon Transition Equity Portfolio (“Summary Prospectus”), dated February 28, 2024

and

Prospectus for Institutional Investors (“Prospectus”) and Statement of Additional Information, each dated February 28, 2024 (the “SAI”)

International Carbon Transition Equity Portfolio

Institutional Class HLCTX

IMPORTANT NOTICE

The Board of Directors (the “Board”) of Harding, Loevner Funds, Inc. (the “Fund”) has approved a Plan of Liquidation (the “Plan”) with respect to the International Carbon Transition Equity Portfolio (herein, the “Portfolio”), a series of the Fund.

Pursuant to the Plan, the Portfolio will liquidate substantially all of its assets, satisfy known or reasonably ascertainable liabilities, and distribute the remaining liquidation proceeds to its shareholders in redemption of all of the issued and outstanding shares of the Portfolio, as further detailed below. This process is expected to conclude on or about February 28, 2025 or such other date as an officer of the Fund, in his or her discretion, may determine (the “Liquidation Date”).

After the close of business on January 31, 2025, the Portfolios will be closed to investments from new and existing investors. Thereafter, no further investment may be made in the Portfolios (a “hard close”). Prior to the Liquidation Date, shareholders of each Portfolio may (i) exchange their shares of the Portfolio for shares of the appropriate class of any other portfolio of the Fund that is open to investment, subject to the requirements and limitations in that portfolio’s prospectus; (ii) remain invested in the Portfolio; or (iii) redeem their shares at any time in the manner described in the Prospectus.

Prior to the Liquidation Date, the Portfolio will engage in business activities for the purpose of winding up its business and affairs and transitioning its assets to cash and cash equivalents, in preparation for the orderly liquidation and subsequent distribution of proceeds to remaining shareholders. Depending on the Portfolio’s holdings, market conditions and other factors, the Portfolio, as a result of a faster transition of its assets to cash and cash equivalents, may not be fully invested in portfolio securities for a period of time until the Liquidation Date. During this transition period, the Portfolio may no longer be pursuing its investment objective or be managed consistent with its stated investment strategies. This is likely to impact the Portfolio’s performance. Shareholders who remain invested in the Portfolio may bear increased brokerage and other transaction expenses relating to the sale of portfolio investments prior to the Liquidation Date.

If a shareholder of the Portfolio takes no action in respect of his or her investment prior to the Liquidation Date, the Portfolio will distribute to the shareholder, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s proportionate interest in the net assets of the Portfolio as of the Liquidation Date (a “liquidating distribution”).

The Portfolio may also make distributions to its shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In the event that distributions are made on or before the Liquidation Date, the distributions will generally be taxable to shareholders who receive the distribution from the Portfolio (aside from tax-exempt accounts). In addition, an exchange by a shareholder of shares of the Portfolio for shares of another portfolio of the Fund, a redemption of shares of the Portfolio for cash, or a liquidating distribution made to a shareholder as of the Liquidation Date will, in each case, generally result in a capital gain or loss for the shareholder for federal income tax purposes (and for most state and local income tax purposes), based on the difference between the value received by the shareholder for the Fund shares and the shareholder’s tax basis in the Fund shares. Shareholders also may be subject to foreign taxes on the liquidating distributions received.

As of the Liquidation Date, the Portfolio will cease its business as a series of the Fund. As of the Liquidation Date, all references to the Portfolio in the Prospectus, Summary Prospectuses and SAI shall be removed.

Shareholders should consult with their tax advisors for information regarding all tax consequences applicable to their investments and the tax impact of the liquidation of the Portfolio.

Investors Should Retain this Supplement for Future Reference.